UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 20, 2008): March 20, 2008

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of Principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 20, 2008, we made available on our website (www.nyandcompany.com), historical comparable store sales for our New York & Company brand and historical consolidating statements of operations for New York & Company, JasmineSola and the Consolidated Company for fiscal years 2007, 2006 and 2005. The reports are attached hereto as exhibits 99.1, 99.2, 99.3, and 99.4 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description
99.1	Schedule of Historical Comparable Store Sales Percentages for the New York & Company Brand issued on March 20, 2008
99.2	Schedule of Consolidating Statements of Operations for fiscal year 2007 issued on March 20, 2008
99.3	Schedule of Consolidating Statements of Operations for fiscal year 2006 issued on March 20, 2008
99.4	Schedule of Consolidating Statements of Operations for fiscal year 2005 issued on March 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Ronald W. Ristau
Date: March 20, 2008	Name:	Ronald W. Ristau
	Title:	President and
Chief Financial Officer